Petrolia Energy Corporation 8-K/A

Exhibit 99.2

Bow Energy Ltd.

Condensed Interim Consolidated Financial Statements (unaudited)

For the nine months ended December 31, 2017 and 2016

THE ACCOMPANYING CONDENSED INTERIM FINANCIAL STATEMENTS FOR THE NINE MONTHS ENDED DECEMBER 31, 2017 AND 2016 HAVE NOT BEEN REVIEWED OR AUDITED BY THE CORPORATION’S AUDITORS

Bow Energy Ltd.

Condensed Interim Consolidated Statements of Financial Position

Unaudited (Expressed in Canadian dollars)

	As at December 31,		As at March 31,
	Notes	2017	2017
Assets
Current assets
Cash		$5,415	$43,623
Trade and other receivables		515,531	2,607,047
Prepaid expenses and deposits		5,975	6,339
Total current assets		526,921	2,657,009

Non-current assets
Prepaid expenses and deposits		424,018	—
Oil and gas property and equipment	6	15,446	324,326
Advances to joint venture	7	2,049,605	2,007,666
Investment in joint venture		158,901	168,591
Exploration and evaluation assets	8	2,051,651	—
Total non-current assets		4,699,621	2,500,583
Total assets		$5,226,542	$5,157,592
Liabilities
Current liabilities
Trade and other payables		$1,224,411	$208,101
Notes payable	9	1,642,601	1,241,295
Total liabilities		2,867,012	1,449,396
Equity
Share capital		17,649,200	17,649,200
Contributed surplus		3,197,509	3,025,869
Accumulated other comprehensive income		248,721	901,920
Deficit		(18,735,900)	(17,868,793)
Total equity		2,359,530	3,708,196
Total liabilities and equity		$5,226,542	$5,157,592

Going concern (Note 2)

The following notes are an integral part of these condensed interim consolidated financial statements

1

Bow Energy Ltd.

Condensed Interim Consolidated Statement of Loss and Other Comprehensive Loss

For the three and nine months ended December 31,

Unaudited (Expressed in Canadian dollars)

		For the three months ended December 31,		For the nine months ended December 31,
	Notes	2017	2016	2017	2016

Expenses
General and administrative		$133,619	$88,226	$666,241	$284,162
Exchange (gain) loss		13,639	5,280	(30,406)	5,280
		147,258	93,506	635,835	289,442
Income (loss) before interest, income taxes, and depreciation		(147,258)	(93,506)	(635,835)	(289,442)
Interest and financing costs		(67,862)	(26,792)	(142,282)	(76,103)
Depreciation	6	(1,589)	(172)	(5,747)	(516)

Net loss from continuing operations		(216,709)	(120,472)	(783,864)	(366,061)
Income (loss) from discontinued operations	13	—	498,756	(83,243)	(1,240,419)
Net loss for the period		(216,709)	378,286	(867,107)	(1,606,480)

Other comprehensive income (loss)
Exchange differences on translating foreign operations		(486,675)	142,983	(653,199)	194,166

Other comprehensive loss for the period		$(703,384)	$521,269	$(1,520,306)	$(1,412,314)

Loss per share from continuing operations	10	$(0.00)	$(0.00)	$(0.01)	$(0.00)
Income (loss) per share from discontinued operations	10	$(0.00)	$0.01	$(0.00)	$(0.01)

The following notes are an integral part of these condensed interim consolidated financial statements

2

Bow Energy Ltd.

Condensed Interim Consolidated Statement of Changes in Equity

For the nine months ended December 31,

Unaudited (Expressed in Canadian dollars)

	Share Capital	Contributed surplus	Accumulated other comprehensive income (loss)	Deficit	Total Equity
Balance, April 1, 2016	$17,649,200	$2,906,663	$571,714	$(16,590,364)	$4,537,214
Share based payments (Note 10)	—	62,012	—	—	62,012
Debt issuance costs	—	—	—	—	14,505
Exchange difference on translating foreign operations	—	14,505	194,166	—	194,166
Net loss for period	—	—	—	(1,606,480)	(1,606,480)
Balance, December 31, 2016	$17,649,200	$2,983,180	$765,880	$(18,196,844)	$3,201,417

Balance, April 1, 2017	$17,649,200	$3,025,869	$901,920	$(17,868,793)	$3,708,196
Share based payments (Note 10)	—	171,640	—	—	171,640
Exchange difference on translating foreign operations	—	—	(653,199)	—	(653,199)
Net loss for period	—	—	—	(867,107)	(867,107)
Balance, December 31, 2017	$17,649,200	$3,197,509	$248,721	$(18,735,900)	$2,359,530

The following notes are an integral part of these condensed interim consolidated financial statements

3

Bow Energy Ltd.

Condensed Interim Consolidated Statements of Cash Flows

For the nine months ended December 31,

Unaudited (Expressed in Canadian dollars)

	Notes	2017	2016
Operating
Loss for the period		$(867,017)	$(1,606,479)
Adjustments for:
Loss from discontinued operations	13	83,241	1,240,419
Accretion	9	5,835	3,668
Depreciation	6	5,747	516
Unrealized exchange gain		(30,406)	—
Share-based payments	10	171,640	62,012
Changes in
Trade and other receivables		8,920	(3,298)
Prepaid expenses		(31,212)	—
Trade and other payables		176,524	(268,620)
Operating cash flows used for continuing operations		(476,728)	(571,782)
Operating cash flows from discontinued operations		2,184,674	1,409,940
Cash flows from operating activities		1,707,946	838,158

Financing
Proceeds from related party note payable	11	47,000	—
Repayment of notes payable	9	(362,010)	—
Interest on notes payable		5,779	17,860
Proceeds from notes payable	9	100,000	475,700
Cash flows from (used for) financing activities		(209,231)	493,560

Investing
Additions to oil and gas property and equipment	6	(18,552)	—
Advances to joint venture		(157,330)	(820,750)
Acquisition of exploration and evaluation assets	5	(1,072,049)	—
Cash flows used for investing activities		(1,247,932)	(820,750)

Net increase in cash		250,783	510,968
Foreign exchange effect on cash held in foreign currencies		(288,991)	20,907
Cash, beginning of the period		43,623	55,538
Cash, end of the period		$5,415	$587,412

Supplemental cash flow (Note 12)

The following notes are an integral part of these condensed interim consolidated financial statements

4

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

1.	NATURE OF OPERATIONS

On January 24, 2017 ACL International Ltd. amended its name to Bow Energy Ltd. (the “Company” or “Bow”). The Company is an Alberta, Canada corporation with common shares listed on the TSX Venture Exchange under the trading symbol “ONG”. The Company’s principal office is located at 16th Floor, 205 – 5 Avenue SW, Calgary, Alberta T2P 2V7.

On June 30, 2015 TSX Venture Exchange accepted the Company’s application for a change of business from a general insurance brokerage issuer to an oil and gas issuer. In addition, the Company met the requirements to be listed as a TSX Venture Tier 1 issuer. Effective July 2, 2015, the listing of the Company's shares was transferred from the NEX to the TSX Venture exchange. The Company is now engaged in the exploration and development of and production of oil and natural gas in Indonesia.

2.	BASIS OF PRESENTATION AND GOING CONCERN

These interim consolidated financial statements have been prepared in accordance with IAS 34 Interim Financial Reporting. They do not include all disclosures that would otherwise be required in a complete set of financial statements and should be read in conjunction with the 2017 annual report.

These consolidated financial statements have been prepared on a going concern basis in accordance with IFRS which contemplates the Company will continue in operation for the foreseeable future and be able to realize its assets and discharge its liabilities and commitments in the normal course of business.

Going Concern

The Company incurred a net loss of $867,107 from continuing operations for the nine months ended December 31, 2017 and as of that date the Company’s accumulated deficit was $18,735,900. The Company’s Langsa TAC asset expired in May 2017, which has been the Company’s primary source of cash and only source of revenue. The Company no longer has any oil and gas assets in production. During the exploration stage, the recoverability of the costs incurred to date on exploration properties is dependent upon the existence of economically recoverable reserves, the ability of the Company to obtain the necessary financial resources to complete the exploration and development of its properties and upon future profitable production or proceeds from the disposition of the properties and deferred exploration expenditures. The Company will periodically have to raise funds to continue operations and, although it has been successful in doing so in the past, there is no assurance it will be able to do so in the future. These factors give rise to a material uncertainty which may cast significant doubt about the Company’s ability to continue as a going concern.

3.	SIGNIFICANT ACCOUNTING POLICIES

Bow Energy Ltd. applies the same accounting policies and methods of computation in its interim consolidated financial statements as in its 2017 annual financial statements, unless otherwise stated below. None of the new standards, interpretations, and amendments, effective for the first time from 1 January 2017, have had a material effect on the financial statements.

The preparation of the consolidated financial statements in compliance with IFRS requires management to make certain critical accounting estimates. It also requires management to exercise judgment in applying the Company’s accounting policies. The areas involving a higher degree of judgment of complexity, or areas where assumptions and estimates are significant to the consolidated financial statements are disclosed in Note 4.

5

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

3.	SIGNIFICANT ACCOUNTING POLICIES (continued)

Oil and natural gas exploration, evaluation, and development expenditure

Oil and natural gas exploration, evaluation and development expenditure is accounted for using the successful efforts method of accounting.

(i) Pre-licence costs

Pre-licence costs are expensed in the period in which they are incurred.

(ii) Licence and property acquisition costs

Exploration licence and leasehold property acquisition costs are capitalised in intangible assets.

Licence and property acquisition costs are reviewed at each reporting date to confirm that there is no indication that the carrying amount exceeds the recoverable amount. This review includes confirming that exploration drilling is still under way or firmly planned, or that it has been determined, or work is under way to determine that the discovery is economically viable based on a range of technical and commercial considerations and that sufficient progress is being made on establishing development plans and timing.

If no future activity is planned or the licence has been relinquished or has expired, the carrying value of the licence and property acquisition costs are written off through the statement of income (loss) and other comprehensive income (loss). Upon recognition of proved reserves and internal approval for development, the relevant expenditure is transferred to oil and gas properties.

(iii) Exploration and evaluation costs

Exploration and evaluation activity involves the search for hydrocarbon resources, the determination of technical feasibility and the assessment of commercial viability of an identified resource.

Once the legal right to explore has been acquired, costs directly associated with an exploration well are capitalised as exploration and evaluation intangible assets until the drilling of the well is complete and the results have been evaluated. These costs include directly attributable employee remuneration, materials and fuel used, rig costs and payments made to contractors.

Geological and geophysical costs are recognised in the statement of income (loss) and other comprehensive income (loss), as incurred.

If no potentially commercial hydrocarbons are discovered, the exploration asset is written off through the statement of income (loss) and other comprehensive income (loss) as a dry hole. If extractable hydrocarbons are found and, subject to further appraisal activity (e.g., the drilling of additional wells), it is probable that they can be commercially developed, the costs continue to be carried as an intangible asset while sufficient/continued progress is made in assessing the commerciality of the hydrocarbons. Costs directly associated with appraisal activity undertaken to determine the size, characteristics and commercial potential of a reservoir following the initial discovery of hydrocarbons, including the costs of appraisal wells where hydrocarbons were not found, are initially capitalised as an intangible asset.

All such capitalised costs are subject to technical, commercial and management review, as well as review for indicators of impairment at least once a year. This is to confirm the continued intent to develop or otherwise extract value from the discovery. When this is no longer the case, the costs are written off through the statement of income (loss) and other comprehensive income (loss).

6

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

3.	SIGNIFICANT ACCOUNTING POLICIES (continued)

When proved reserves of oil and natural gas are identified and development is sanctioned by management, the relevant capitalised expenditure is first assessed for impairment and (if required) any impairment loss is recognised, then the remaining balance is transferred to oil and gas properties. Other than licence costs, no amortisation is charged during the exploration and evaluation phase.

For exchanges/swaps or parts of exchanges/swaps that involve only exploration and evaluation assets, the exchange is accounted for at the carrying value of the asset given up and no gain or loss is recognised.

(iv) Development costs

Expenditure on the construction, installation, or completion of infrastructure facilities such as platforms, pipelines and the drilling of development wells, including unsuccessful development or delineation wells, is capitalized within oil and gas properties.

(iv) Farm-outs — in the exploration and evaluation phase

The Company does not record any expenditure made by the farmee on its account. It also does not recognise any gain or loss on its exploration and evaluation farm-out arrangements, but redesignates any costs previously capitalised in relation to the whole interest as relating to the partial interest retained. Any cash consideration received directly from the farmee is credited against costs previously capitalised in relation to the whole interest with any excess accounted for by the farmor as a gain on disposal.

4.	USE OF ESTIMATES AND JUDGMENTS

There have been no material revisions to the nature and amount of changes in estimates or judgements of amounts reported in the annual financial statements 2017.

Business combinations

Business combinations are accounted for using the acquisition method of accounting. The determination of fair value often requires management to make assumptions and estimates about future events. The assumptions and estimates with respect to determining the fair value of property, plant, and equipment, and exploration and evaluation assets acquired generally require the most judgment and include estimates of reserves acquired, forecast benchmark commodity prices, and discount rates. Changes in any of the assumptions or estimates used in determining the fair value of acquired assets and liabilities could impact the amounts assigned to assets, liabilities in the purchase price allocation, and any resulting gain or goodwill. Future net earnings can be affected as a result of changes in future depletion, depreciation and accretion, and asset impairments.

The Company applied judgement in accounting for the acquisition of the five entities discussed in detail in note 5. The production sharing contracts owned by the subsidiaries are all at a similar stage of development. The joint study agreement is at an even earlier stage. The Company has made the judgement that although these entities are operational, there are no inputs as the entity is in the exploration stage and many of the employees were terminated as part of the asset acquisition. At the time of the acquisition, there was an exploration program in place, but no processes in place to convert the inputs and no production plans. Given all of these factors, the Company has made the judgement that the purchase of these entities lacked the business elements required to be considered as a business combination and the asset acquisition method has been applied.

7

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

5.	ACQUISITION OF EXPLORATION AND EVALUATION ASSETS

On May 24, 2017, the Company’s wholly owned subsidiary, Bow Energy International Holdings Inc. (“BEIH”), acquired all of Bukit Energy Inc.’s shareholding interests (the “Subsidiary Shares”) in five Singapore holding companies (the “Holding Companies”) that own the interests in four Production Sharing Contracts (“PSCs”) and one non-conventional joint study agreement (“JSA”), all interests are located onshore in Sumatra, Indonesia. The Holding Companies being acquired were Bukit Energy Central Sumatra (Mahato) Pte. Ltd. (“Mahato”), Bukit Energy Palmerah Baru Pte. Ltd. (“Palmerah Baru”), Bukit Energy Resources Palmerah Deep Pte. Ltd. (“Palmerah Deep”), Bukit Energy Bohorok Pte. Ltd. (“Bohorok”), and Bukit Energy Resources North Sumatra Pte. Ltd. (“Bohorok Deep”), collectively referred to as the “Bukit assets”.

The Holding Companies being acquired by BEIH own the following interests in the conventional and non-conventional PSCs and non-conventional JSA:

●	Bohorok PSC (conventional) – operated 50% participating interest, 465,266 net acres
●	Palmerah Baru PSC (conventional) – operated 54% participating interest, 98,977 net acres
●	Palmerah Deep PSC (non-conventional)- operated 69.36% participating interest, 170,398 net acres
●	Mahato PSC (conventional)- 20% participating interest, 167,115 net acres, non-operated
●	Bohorok Deep (non-conventional)- 20.25% participating interest in a JSA, non-operated with option to become operator

Assets were purchased for a total of USD $1,967,494 for a total CDN purchase price of $2,648,247. The Company paid an initial amount of $1,072,049 (USD $796,470), assumed liabilities of $819,945 (USD $609,172), issued a note payable of $673,000 (USD $500,000) which is due and payable on December 31, 2017 and had closing costs of $83,253.

The purchase price allocation can be summarized as follows:

Cash	$724
Trade and other receivables	24,775
Prepaid expenses and deposits	421,455
Exploration and evaluation assets	2,201,293
$2,648,247

The fair values of identifiable assets acquired as reported in the table above were estimated based on information available at the time of preparation of these interim condensed consolidated financial statements. Actual amounts recognized by the Company once the acquisition accounting is finalized may differ materially from these estimates.

8

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

6.	OIL AND GAS PROPERTY AND EQUIPMENT

Cost	Development and production assets	Other Assets	Total
As at April 1, 2016	$11,508,629	$4,591	$11,513,220
Foreign currency translation change	300,780	—	300,780
Cost as at March 31, 2017	$11,809,409	$4,591	$11,814,000
Additions	—	18,553	18,553
Abandonment	(10,925,700)	—	(10,925,700)
Foreign currency translation change	(883,709)	—	(883,709)
Cost as at December 31, 2017	$—	$23,144	$23,144

Accumulated depletion and depreciation
As at April 1, 2016	$8,628,185	$1,263	$8,629,448
Charge for the period	2,581,201	688	2,581,889
Impairment	16,425	—	16,425
Foreign currency translation change	261,912	—	261,912
Accumulated depletion and depreciation as at March 31, 2017	$11,487,723	$1,951	$11,489,674
Charge for the period	325,046	5,747	330,793
Abandonment	(11,809,409)	—	(11,809,409)
Foreign currency translation change	(3,360)	—	(3,360)
Accumulated depletion and depreciation as at December 31, 2017	$—	$7,698	$7,698

Net book value as at March 31, 2017	$321,686	$2,640	$324,326
Net book value as at December 31, 2017	$—	$15,446	$15,446

The depletion calculation for the period ended December 31, 2017 included estimated future development costs of $nil (2016: nil) for proved and probable reserves.

Langsa TAC

In May of 2017, the Company’s licence for the Langsa TAC block expired and was not renewed by the government, consequently, the asset reverted back to the government and for accounting purposes is considered abandoned.

9

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

7.	INVESTMENT IN JOINT VENTURE

The Company’s investment in REE has been accounted for as a joint venture. The Company has joint control over the strategic financial and operating decisions of REE, but no single venturer has the ability to control the relevant activities of REE unilaterally and the parties have rights to the net assets of the arrangement.

The following is summarized financial information for REE as at December 31, 2017, based on its financial statements prepared in accordance with IFRS.

Revenue	$—
Profit from continuing operations	—
Other comprehensive income	—
Total comprehensive income	—

Current assets (i)	$5,651
Non-current assets	9,484,856
Current liabilities	(304,039)
Non-current liabilities	—
Net assets	$9,186,468

(i) Includes cash of $686

As part of the acquisition of REE, the Company acquired loans receivable of $690,862 and subsequently advanced additional funds bringing total advances to $2,049,605. These advances are non-interest bearing. As part of the REE shareholder’s agreement, all after-tax proceeds from the operations of SBA are first used to repay the shareholder’s loans, prior to any distributions relative to each party’s share interests. As at December 31, 2017, SBA had not reached technical feasibility or commercial viability and as such the amounts remain outstanding.

On September 23, 2016, PT. Prosys Oil and Gas International (“POGI”) defaulted on a cash call requirement to fund SBA as part of its 14% working interest. The deadline to remedy the default was on October 23, 2016. As of March 31, 2017, the default has not been remedied and REE and KRX Energy (SBA) Pte Ltd. are taking steps to transfer POGI’s interest in SBA in the following proportions: REE: 8.3% and KRX Energy (SBA) Pte Ltd. 5.7%. The proportionate interests in SBA are now: 59.3% for REE and 40.7% for Lion.

8.	EXPLORATION AND EVALUATION ASSETS

	Bohorok	Palmerah Baru	Palmerah Deep	Mahato	Total
Cost as at April 1, 2017	—	—	—	—	—
Acquisition of Bukit assets (Note 5)	1,181,551	477,049	235,712	306,981	2,201,293
Additions	—	—	—	—	—
Foreign currency translation change	(80,321)	(32,429)	(16,024)	(20,868)	(149,642)
Cost as at December 31, 2017	1,101,230	444,620	219,688	286,113	2,051,651

10

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

9.	NOTES PAYABLE

			December 31, 2017		March 31, 2017
	Nominal interest rate	Date of maturity	Face value	Carrying amount	Face value	Carrying amount
Promissory note (i)	12%	31/3/2018	$48,498	$51,416	$48,498	$49,230
Promissory note (ii)	12%	31/3/2018	47,000	48,437	—	—
Bukit Energy Inc.(iii)	8.5%	31/3/2018	633,738	662,441
Credit note (iv)	9%	Note 9(v)	880,307	880,307	1,197,900	1,192,065
			$1,609,543	$1,642,601	$1,246,398	$1,241,295

The promissory notes are repayable in full on maturity. The difference between the face value and carrying amount is attributed to accrued interest.

(i)	The note matured on December 31, 2017 and was subsequently extended until September 30, 2018. The note is currently in default and carries interest at 12% per annum.

(ii)	On June 29, 2017, the Company issued a note payable to a related party in receipt for $47,000. The note matured on December 31, 2017 and was subsequently extended until September 30, 2018. The note is currently in default and carries interest at 12% per annum.

(iii)	In conjunction with the close of the purchase of the Bukit assets, the Company issued a note payable to Bukit Energy Inc. of USD $500,000 with interest at the rate of 8.5% per annum, calculated monthly, not in advance, on the principal amount. The note matured on August 31, 2017. The note was extended to December 15, 2017 and is currently in default.

(iv)	On October 26, 2016, the Company entered into Amended and Restated Loan Agreement (“the Agreement”) with the lender. Under the amendment, the interest rate increased from 6.75% to 9% per annum and extended the maturity date to July 14, 2017. The lender advanced a further USD $355,000 with a maturity date of January 7, 2017. The face value of the note in USD as at December 31, 2017 was USD $700,000 (March 31, 2017: USD $900,000). The credit note is secured by a general security agreement over the assets of the Company. Interest is paid monthly. In addition, the Company granted 320,000 warrants to the lender for the right to purchase common shares, of the Company at $0.10 per share. Interest is paid monthly and is recorded at 9% on the full amount of the original issued notes of USD $1,100,000.

The warrants expire on the date of repayment of the loan. The Company has fair valued the cost of the warrants using a Black Scholes model and recorded a discount on the debt of $14,505 with an offset to contributed surplus. The following assumptions were used in calculating the warrant value under the Black Scholes model: 0% forfeiture rate, measurement price of $0.08, which was the closing price of BOW stock at the date of the grant, risk free rate of 0.56%, an expected term of 0.72 years, dividend yield equal to 0% and volatility of 203% based on the Company’s stock history. The discount is being amortized over the term of the debt. During the nine months ended December 31, 2017, the Company recorded an accretion expense of $5,835 (2016: $nil) related to this debt.

The Agreement date of maturity was extended. USD $200,000 is due and payable on September 15, 2017 and USD $600,000 is due and payable on December 31, 2017. The Company repaid $262,010 (USD $200,000) during the period. The note was subsequently transferred to Petrolia Energy Corporation as part of the merger as described in the subsequent event note 12.

(v)	On June 13, 2017, the Company issued a note payable in receipt for $100,000. The note was repaid in full during the period.

11

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

10.	SHARE CAPITAL

Per share amounts

Nine months ended	December 31, 2017	December 31, 2016
Weighted average number of shares – basic:
Issued common shares as at April 1	92,310,184	92,310,184
Effect of common shares issued during the period	—	—
	92,310,184	92,310,184
Loss per share from continuing operations	(0.00)	(0.00)
Income (loss) per share from discontinued operations	$(0.00)	$(0.01)

Share-based payments

The Company has adopted an incentive stock option plan whereby the maximum number of shares reserved for issue under the plan shall not exceed 10% of the total number of issued and outstanding common shares of the Company from time to time on a non-diluted basis. The Company received share exchange approval for the issuance of options greater than 10% of the plan.

Changes in share options during the periods ended December 31, 2017 and March 31, 2017 are as follows:

	December 31, 2017		March 31, 2017
	Number of options	Weighted average exercise price	Number of options	Weighted average exercise price

Outstanding, beginning of year	8,517,658	$0.12	6,117,658	$0.12
Granted	2,200,000	$0.12	3,100,000	$0.12
Forfeited	(1,917,658)	—	(700,000)	—
Outstanding, end of the year	8,800,000	$0.12	8,517,658	$0.12

The weighted average remaining life of the options is 3.62 years. As at December 31, 2017, 4,090,000 of options were exercisable.

The Company recorded a share-based payment of $171,640 for the period ended December 31, 2017 (nine months ended December 31, 2016: $62,012).

12

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

11.	RELATED PARTY TRANSACTIONS

The Company enters into transactions with related parties from time to time in the normal course of business, as well as key management personnel.

On May 30, 2016 an Officer of the Corporation granted an unsecured loan, which carries interest at 12% per annum in the amount of $58,000 for general working capital. The note matures on July 29, 2016. The above transaction was in the normal course of business and was at terms agreed to by the related parties. The carrying value of the note as at September 30, 2016 is $58,572; The amount was repaid on September 3, 2016. The difference between the face value and carrying amount is attributed to accrued interest. The officer extended the maturity date to September 15th, subsequent to the period end.

On June 29, 2017, the Company issued a note payable to an Officer in receipt for $47,000. The note matured on December 31, 2017, was extended to March 31, 2018 and carries interest at 12% per annum.

Compensation of key management personnel

Key management personnel are comprised of all members of the Board of Directors and the Named Officers (as defined in Form 51-102F6 Statement of Executive compensation and disclosed in the Company’s Management Proxy Circular in connection with its annual meeting of shareholders). The summary of the compensation of key management personnel is as follows:

Nine months ended	December 31, 2017	December 31, 2016
Salary and bonuses	$315,000	$85,428
Share based payments	171,640	62,012
Total compensation of key management personnel	$486,640	$147,440

Share based payments were composed of expenses related to stock options. 2,200,000 shares were issued to officers of the Company on a 5 year term at an option price of $0.12 on September 1, 2017; 50% vested immediately and the remaining 50% vest on the anniversary of the grant.

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BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

12.	SUPPLEMENTAL CASH FLOW INFORMATION

During the nine months ended December 31, 2017 and 2016, the Company had non-cash transactions as follows:

	2017	2016

Operating activities
Trade and other receivables acquired	$(24,748)	$—
Prepaid expenses acquired	(421,455)	—
Trade and other payables acquired	897,340	—
	$451,137	—

Financing activities
Promissory note issued for asset acquisition	$673,000	$—
	$673,000	$—

Investing activities
Intangible assets acquired	$(1,124,137)	$—
	$(1,124,137)	$—

Additional information
Interest paid	$62,109	$64,265
Income taxes paid	$—	$—
13.	DISCONTINUED OPERATIONS

On May of 2017, the Company’s licence for the Langsa TAC block expired and was not renewed by the government, consequently, the Company has ceased production of oil and the asset was abandoned.

To conform with current period classification of the discontinued operations, prior year results have been reclassified to discontinued operations.

Results of discontinued operations are as follows:

Nine months ended	2017	2016

Revenue	$866,686	$4,082,849
Oil and gas expenditures	(638,438)	(3,590,247)
Exchange gain	311	133,984
Depletion	(311,802)	(1,844,358)
Loss from discontinued operations	$(83,243)	$(1,217,772)

14

BOW ENERGY LTD.
NOTES TO THE CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

For the three and nine months ended December 31, 2017 and 2016

Unaudited (Expressed in Canadian dollars)

14.	SUBSEQUENT EVENTS

On December 8, 2017, the Company announced that it has signed a definitive agreement for Petrolia Energy Corporation(“Petrolia”) (BBLS:OTCBB), to acquire Bow (the “Acquisition”). The Agreement sets out the terms and conditions pursuant to which Petrolia will acquire through an all-stock transaction the entire issued and outstanding common shares of Bow. Bow will distribute the common shares of Petrolia it receives to Bow shareholders who will receive shares of Petrolia on the basis of 1.15 Petrolia shares for each common share held in Bow. Bow warrant holders will be entitled to receive, upon exchange of their securities, the equivalent number of Petrolia warrants. Following the completion of the Arrangement, Bow will be a wholly owned subsidiary of Petrolia.

On February 27, 2018, the Acquisition closed and Petrolia acquired all of the issued and outstanding shares of capital stock of Bow (each a “Bow Share”). The Arrangement was approved at a special meeting of shareholders of Bow held on February 21, 2018. Final approval of the Arrangement was granted by the Court of Queen’s Bench of Alberta (the “Court”) on February 23, 2018.

Under the terms of the Arrangement, Bow shareholders are deemed to have received 1.15 Petrolia common stock shares for each Bow Share. A total of 106,156,712 shares of the Company’s common stock were issued to the Bow shareholders as a result of the Arrangement, plus additional shares in connection with the rounding described below. The Arrangement provided that no fractional shares would be issued in connection with the Arrangement, and instead, each Bow shareholder otherwise entitled to a fractional interest would receive the nearest whole number of Company shares. For example, where such fractional interest is greater than or equal to 0.5, the number of shares to be issued would be rounded up to the nearest whole number and where such fractional interest is less than 0.5, the number of shares to be issued would be rounded down to the nearest whole number. In calculating such fractional interests, all shares issuable in the name of or beneficially held by each Bow shareholder or their nominee as a result of the Arrangement shall be aggregated.

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